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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                      FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

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                  Date of Report (Date of earliest event reported):

                                  DECEMBER 16, 1996

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                       CHARTER COMMUNICATIONS INTERNATIONAL, INC.

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                                        NEVADA
            (State or other jurisdiction of incorporation or organization)


                33-25129-LA                               84-1097751
           (Commission File No.)                       (I.R.S. Employer
                                                     Identification No.)

           17100 EL CAMINO REAL
                 SUITE 100
              HOUSTON, TEXAS
 (Address of principal executive offices)                    77058
                                                          (Zip Code)

         Registrant's telephone number, including area code:  (713) 486-8337


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                    (Former address, if changed since last report)

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                         INFORMATION INCLUDED IN THIS REPORT

    This Form 8-K/A amends Item 7 of the Form 8-K filed with the Securities and Exchange Commission (the "Commission") on October 16, 1996, reporting the acquistion by Charter Communications International, Inc. (the "Company"), on October 1, 1996, of WorldLink Communications, Inc., a Georgia corporation ("WorldLink").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The Company and its auditors have determined that the acquisition of WorldLink is not a "significant" acquisition as defined in Item 310(c) of Regulation S-B as promulgated by the Commission and that financial statements and pro forma financial statements are not required to be filed with the Commission relating to such transaction.







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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: December 16, 1996


                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.


                   By:  /s/ David G. Olson
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                        David G. Olson, Chief Executive Officer






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